Exhibit 10o-1


                        FIRST AMENDMENT (ADMINISTRATIVE)
                                       TO
                          AMERITECH SENIOR MANAGEMENT
                               SEVERANCE PAY PLAN



         Pursuant to authority reserved to Ameritech Corporation, the Ameritech Senior Management Severance Pay Plan (As Amended and Restated Effective as of January 1, 1992) (the "Plan") is hereby amended effective as of May1, 1994 to delete the number "36" from subsections 3.2 and 4.1(a) of the Plan and to substitute therefor the number "24".




Dated:     May 16, 1994                            AMERITECH CORPORATION




                                                   By: /s/ Walter M. Oliver
                                                   -------------------------
                                                   Senior Vice President -
                                                   Human Resources



Concur:


/s/ Thomas P. Hester
- -------------------------
Executive Vice President
and General Counsel